Exhibit 99.2



                                LEHMAN BROTHERS

                                  Transaction

Date:   21 March, 2006

To:     Countrywide Home Loans, Inc.
        Attention:  Documentation Unit

From:   Lehman Brothers Special Financing Inc.
        Mandy Lee - Confirmations Group
        Facsimile:  (+1) 646-885-9551 (United States of America)
        Phone:  212-526-9257

Ref. Numbers: Risk ID: 1149061L, 1149069L / Effort ID: N869340 /
     Global Deal ID: 2430156, 2430277

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Dear Sir or Madam:


The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.



                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

  Trade Date:                                08 March, 2006

  Effective Date:                            28 March, 2006

  Termination Date:                          25 March, 2011

                                             For purposes of the final
                                             Calculation Period on the Floating
                                             Amounts, Termination Date will be
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention, and for
                                             purposes of the final Calculation
                                             Period on the Fixed Amounts,
                                             Termination Date will be subject
                                             to No Adjustment.

  Notional Amount:                           With respect to each Calculation
                                             Period, the lesser of (i) the
                                             Notional Amount as set forth in
                                             Appendix A attached hereto and
                                             (ii) the aggregate Principal
                                             Balance of the Reference Assets on
                                             or about the 15th calendar day of
                                             each month, commencing in the
                                             month of April 2006.

  Referenced Assets:                         CWABS Trust Series 2006-5 Class
                                             1-A (Cusip: 126670YE2), Class
                                             2-A-1 (Cusip: 126670YF9), Class
                                             2-A-2 (Cusip: 126670YG7), Class
                                             2-A-3 (Cusip: 126670YG5), Class M-1
                                             (Cusip: 126670YJ1), Class M-2
                                             (Cusip: 126670YK8), Class M-3
                                             (Cusip: 126670YL6), Class M-4
                                             (Cusip: 126670YM4), Class M-5
                                             (Cusip: 126670YN2), Class M-6
                                             (Cusip: 126670YP7), Class M-7
                                             (Cusip: 126670YQ5), Class M-8
                                             (Cusip: 126670YR3), Class B
                                             (Cusip: 126670YS1).

  Principal Balance:                         As reported on Bloomberg Financial
                                             Services, Inc. ("Bloomberg"):
                                             by entering the Cusip [Mtge], type
                                             "pdi4", [go]. If Bloomberg fails
                                             to publish the aggregate Principal
                                             Balance of the Referenced Assets
                                             of the parties fail to agree on
                                             the aggregate Principal Balance
                                             of the Referenced Assets for any
                                             Calculation Period, the aggregate
                                             Principal Balance of the
                                             Referenced Assets shall be
                                             determined by the Calculation
                                             Agent pursuant to the Pooling and
                                             Servicing Agreement dated as of
                                             01 March, 2006 among CWABS,
                                             Inc. as depositor, Park Monaco
                                             Inc., as a seller, Park Sienna
                                             LLC, as a seller, Countrywide
                                             Home Loans, Inc. as a seller,
                                             Countrywide Home Loans Servicing
                                             LP, as Master Servicer, and The
                                             Bank of New York, as trustee.

Floating Amounts:

  Floating Amount Payer:                     Party A


                Risk ID: 1149061L, 1149069L / Effort ID: 863934 /
                       Global Deal ID: 2430156, 2430277

                                  Page 2 of 6

  Floating Amount Payer Period End Dates:    The 25th calendar day of each
                                             month, from and including 25 April,
                                             2006 to and including the
                                             Termination Date, subject to
                                             adjustment in accordance with the
                                             Following Business Day Convention.

  Floating Amount Payer Payment Dates:       One (1) Business Days prior to each
                                             Floating Amount Payer Period End
                                             Date.

  Floating Rate Option:                      USD-LIBOR-BBA

  Designated Maturity:                       1 month

  Spread:                                    Inapplicable

  Floating Rate Day Count Fraction:          Actual/360

  Reset Dates:                               The first day of each Calculation
                                             Period

Fixed Amounts:

  Fixed Amount Payer:                        Party B

  Fixed Amount Payer Period End Dates:       The 25th calendar day of each
                                             month, from and including 25
                                             April, 2006 to and including the
                                             Termination Date, with No
                                             Adjustment of Period End Date.

  Fixed Amount Payer Payment Dates:          The 25th calendar day of each
                                             month, from and including 25
                                             April, 2006 to and including the
                                             Termination Date, subject to
                                             adjustment in accordance with
                                             the Following Business Day
                                             Convention.

  Fixed Rate:                                5.12% per annum

  Fixed Rate Day Count Fraction:             30/360

Business Days:                               New York

Additional Payment:                          Party B Shall pay Party A the sum
                                             of USD 2,080,000.00 on the
                                             Effective Date subject to
                                             adjustment in accordance with the
                                             Following Business Day Convention.

Additional Provisions:

  Netting:                                   With respect to each Calculation
                                             Period, if a Net Payment Amount
                                             for such Calculation Period is owed
                                             by Party A, then such Net Payment
                                             Amount shall be paid by Party A to
                                             Party B on the Floating Amount
                                             Payer Payment Date and if a Net
                                             Payment Amount for such Calculation
                                             Period is owed by Party B, then
                                             such Net Payment Amount shall be
                                             paid by Party B to Party A on the
                                             Fixed Amount Payer Payment Date.


                Risk ID: 1149061L, 1149069L / Effort ID: 869340 /
                       Global Deal ID: 2430516, 2430277

                                  Page 3 of 6

                                             Where,

                                             Net Payment Amount shall mean, for
                                             a Calculation Period, the excess of
                                             the larger aggregate amount payable
                                             and currently owed by one party
                                             over the smaller aggregate amount
                                             payable and currently owed by the
                                             other party.

Miscellaneous:

  Calculation Agent:                         As stated in the Agreement.

  Office:                                    For the purposes of this
                                             Transaction, Party A is not a
                                             Multibranch Party, and the Office
                                             of Party B is its Head Office.

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.

Yours sincerely,                            Accepted and agreed to:

Lehman Brothers Special Financing Inc.      Countrywide Home Loans, Inc.

By:  /s/ Anatoly Kozlov                     By: /s/ Jennifer Shiley Sandefur
     --------------------------------           ----------------------------
Name:   Anatoly Kozlov                      Name:  Jennifer Shiley Sandefur
Title:  Authorized Signatory                Title: Senior Managing Director
                                                   and Treasurer





                Risk ID: 1149061L, 1149069L / Effort ID: 869340 /
                       Global Deal ID: 2430156, 2430277

                                  Appendix A

   Calculation Periods up to but excluding
   the Payment Date scheduled to occur:           Notional Amount (in USD):

   25 April, 2006                                         582,600,000.00
   25 May, 2006                                           577,155,437.00
   25 June, 2006                                          571,031,787.00
   25 July, 2006                                          564,236,207.00
   25 August, 2006                                        556,778,454.00
   25 September, 2006                                     548,670,890.00
   25 October, 2006                                       539,921,767.00
   25 November, 2006                                      530,789,004.00
   25 December, 2006                                      521,060,256.00
   25 January, 2007                                       510,758,173.00
   25 February, 2007                                      499,994,854.00
   25 March, 2007                                         489,021,756.00
   25 April, 2007                                         477,494,122.00
   25 May, 2007                                           465,524,100.00
   25 June, 2007                                          453,114,894.00
   25 July, 2007                                          440,302,923.00
   25 August, 2007                                        427,126,305.00
   25 September, 2007                                     413,624,985.00
   25 October, 2007                                       399,952,763.00
   25 November, 2007                                      386,763,562.00
   25 December, 2007                                      374,041,285.00
   25 January, 2008                                       361,770,384.00
   25 February, 2008                                      349,935,842.00
   25 March, 2008                                         338,488,435.00
   25 April, 2008                                         321,368,019.00
   25 May, 2008                                           305,525,905.00
   25 June, 2008                                          290,596,180.00
   25 July, 2008                                          276,525,936.00
   25 August, 2008                                        263,265,495.00
   25 September, 2008                                     250,787,506.00

               Risk ID: 1149061L, 1149069L / Effort ID: 869340 /
                       Global Deal ID: 2430156, 2430277

                                  Appendix A

   Calculation Periods up to but excluding
   the Payment Date scheduled to occur:           Notional Amount (in USD):

   25 October, 2008                                       242,517,336.00
   25 November, 2008                                      234,564,578.00
   25 December, 2008                                      226,918,606.00
   25 January, 2009                                       219,569,166.00
   25 February, 2009                                      212,506,365.00
   25 March, 2009                                         204,565,174.00
   25 April, 2009                                         196,889,057.00
   25 May, 2009                                           189,621,784.00
   25 June, 2009                                          182,689,666.00
   25 July, 2009                                          176,077,972.00
   25 August, 2009                                        169,772,706.00
   25 September, 2009                                     164,424,942.00
   25 October, 2009                                       159,198,226.00
   25 November, 2009                                      154,179,269.00
   25 December, 2009                                      149,361,422.00
   25 January, 2010                                       144,738,260.00
   25 February, 2010                                      140,303,577.00
   25 March, 2010                                         136,030,108.00
   25 April, 2010                                         131,877,975.00
   25 May, 2010                                           127,726,079.00
   25 June, 2010                                          123,739,796.00
   25 July, 2010                                          119,913,835.00
   25 August, 2010                                        116,243,089.00
   25 September, 2010                                     112,705,533.00
   25 October, 2010                                       109,300,896.00
   25 November, 2010                                      106,019,293.00
   25 December, 2010                                      102,856,266.00
   25 January, 2011                                        99,807,800.00
   25 February, 2011                                       96,870,015.00
   25 March, 2011                                          94,033,363.00


               Risk ID: 1149061L, 1149069L / Effort ID: 869340 /
                       Global Deal ID: 2430156, 2430277